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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 3, 2001



                             ACE SECURITIES CORP.
           (as depositor under the Pooling and Servicing Agreement, dated on or about April 1, 2001, providing for the issuance of the ACE
     Securities Corp. Home Equity Loan Trust, Series 2001-AQ1 Asset Backed
                          Pass-Through Certificates.

                             ACE SECURITIES CORP.
                             --------------------
            (Exact name of registrant as specified in its charter)

     Delaware                           333-45458                   56-2088493
----------------------------            ---------                   ----------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
    of Incorporation)                   File Number)        Identification No.)


6525 Morrison Boulevard
Suite 318
Charlotte, NC                                            28211
-----------------------------                            -----------
(Address of Principal                                    (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (704) 365-0569
                                                   --------------


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Item 5.  Other Events.
----     ------------

Filing of Collateral Terms Sheets
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Ace Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its ACE Securities Corp. Home Equity Loan Trust, Series 2001-AQ1 Asset Backed Pass-Through Certificates.

         In connection with the offering of the ACE Securities Corp. Home Equity Loan Trust, Series 2001-AQ1 Asset Backed Pass-Through Certificates, Deutsche Banc Alex. Brown Inc. ("DBAG"), as underwriter of the Certificates, has prepared certain materials (the "Collateral Terms Sheets") for distribution to their potential investors. Although the Company provided DBAG with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Collateral Terms Sheets.

         For purposes of this Form 8-K, "Collateral Term Sheets" shall mean descriptive information about the assets underlying an ABS offering, typically including data regarding the contractual and related characteristics of the underlying loans, such as the weighted average coupon, weighted average maturity and other factual information regarding the types of assets comprising the pool. The Collateral Term Sheets listed as Exhibit 99.1 hereto are filed on Form SE dated May 3, 2001.











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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Collateral Terms Sheets
                  filed on Form SE dated May 3, 2001.



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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ACE SECURITIES CORP.




                                          By: /s/ Doris J. Hearn
                                              ----------------------
                                              Name:   Doris J. Hearn
                                              Title:  Vice President



Dated:  May 3, 2001


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Exhibit Index
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Exhibit                                                                Page
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99.1         Collateral Terms Sheets
             filed on Form SE dated May 3, 2001.